UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2026

DigitalOcean Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40252		45-5207470
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

105 Edgeview Drive, Suite 425	Broomfield	Colorado	80021
(Address of Principal Executive Offices)			(Zip Code)
(646) 827-4366
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000025 per share	DOCN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Definitive Material Agreement.
On May 4, 2026, the Company, DigitalOcean, LLC, Paperspace Co., the lenders and L/C issuers party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, entered into an Amendment No. 1 to Credit Agreement (the “First Amendment”), which amends the Company’s existing credit agreement, dated as of May 5, 2025 ((filed as Exhibit 10.1 to the Company’s Form 8-K filed on May 5, 2025), the “Existing Credit Agreement”).

The First Amendment amends the Existing Credit Agreement to, among other modifications, (i) provide for a $112.5 million increase in the revolving credit facility thereunder, (ii) provide for a $50 million increase in the letter of credit sublimit thereunder and (iii) amend the definition of “Indebtedness” therein to provide that capitalized leases shall be deemed to be an amount equal to 25% of the capitalized amount thereof. The proceeds of the revolving credit facility may be used for working capital, capital expenditures, permitted acquisitions, refinancing of indebtedness and other general corporate purposes.

In the ordinary course of their respective businesses, the lenders and their affiliates have engaged, and may in the future engage, in commercial banking and financing transactions with the Company and its affiliates.

The foregoing summary of certain terms of the First Amendment in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the complete text of the First Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.
On May 5, 2026, the Company issued a press release announcing its financial results for the fiscal quarter ended March 31, 2026. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This information is intended to be furnished under Item 2.02 and Item 9.01 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Amendment No. 1 to Credit Agreement, dated as of May 4, 2026, by and among DigitalOcean, LLC, DigitalOcean Holdings, Inc., Paperspace Co., Morgan Stanley Senior Funding, Inc., as Administrative Agent and Collateral Agent, the Additional Lender, the Amendment No. 1 Increasing Lenders, the Amendment No. 1 L/C Issuers and each other Lender and L/C Issuer party thereto.

99.1	Press release issued by DigitalOcean Holdings, Inc. dated May 5, 2026.
104	Cover Page Interactive File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 5, 2026	DigitalOcean Holdings, Inc.
		By:	/s/ W. Matthew Steinfort
W. Matthew Steinfort, Chief Financial Officer